UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2009

TIENS BIOTECH GROUP (USA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32477	75-2926439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
(Address of principal executive offices)

Registrant's telephone number, including area code:（86）22-8213-7658

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On January 8, 2009, Tiens Biotech Group (USA), Inc. (the “Company”) received notice from its independent registered public accounting firm, Grobstein Horwath & Company LLP (“GHC”), that the personnel of GHC have joined with Crowe Horwath LLP (“Crowe”), and GHC has resigned as the Company’s accountants. On January 13, 2009, Crowe was appointed as the Company’s new independent registered public accounting firm to audit and report on the consolidated financial statements of the Company for the year ended December 31, 2008.

GHC was engaged by the Company to audit its financial statements as of and for the year ended December 31, 2007.  The audit report of GHC on the financial statements of the Company as of and for the year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to engage Crowe as the Company’s principal independent accountants was approved by the audit committee of the Company’s board of directors on January 13, 2009.

During the Company’s two most recent fiscal years and through January 13, 2009, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as described under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through January 8, 2009, there were: (i) no disagreements between the Company and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year, and (ii) no reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GHC a copy of the disclosures in this Form 8-K and has requested that GHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHC agrees with the Company’s statements in this Current Report on Form 8-K. A copy of the letter, dated January 13, 2009, furnished by GHC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
16.1	Letter of Grobstein Horwath & Company LLP, dated January 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIENS BIOTECH GROUP (USA), INC.

Date: January 13, 2009	By:	/s/ Jinyuan Li
Name: Jinyuan Li
Title: Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Grobstein Horwath & Company LLP, dated January 13, 2009.